SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
September 15, 1995 (August 31, 1995)

                              CITY HOLDING COMPANY
               (Exact name of registrant as specified in charter)


 West Virginia                     0-11733                    55-0619957
(State or other                   (Commission                (IRS Employer
 Jurisdiction of)                File Number)            Identification No.)


3601 MacCorkle Avenue, S.E., Charleston, WV                     25304
(Address of principal executive officers)                       (Zip Code)


Registrant's telephone number, including area code: (304)926-3000

Item 2:  Acquisition or Disposition of Assets

          On August 31, 1995, City Holding Company ("City Holding") acquired First Merchants Bancorp, Inc. ("First Merchants"), a West Virginia bank holding company transacting a banking business in Fayette County, West Virginia, through its sole subsidiary, Merchants National Bank ("Merchants"). Pursuant to an Agreement and Plan of Reorganization, dated as of March 14, 1995, between City Holding, First Merchants and Merchants, and a related Plan of Merger, First Merchants merged with and into City Holding and the separate existence of First Merchants ceased. Merchants will remain a separately incorporated bank operated under the name "Merchants National Bank". As a result of the merger, each share of First Merchants common stock, was converted into 1.6 shares of City Holding common stock and First Merchants became the wholly-owned subsidiary of City Holding. City Holding issued 855,028 shares of its common stock in the transaction.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

          a) Financial Statements of Business Acquired

             1.   Report of Ernst & Young LLP(1)
             2. Consolidated Balance Sheet of First Merchants as of December 31, 1993 and 1994(1)
             3. Consolidated Statements of Income of First Merchants for the years ended December 31, 1993 and 1994(1)
             4. Consolidated Statements of Cash Flows of First Merchants for the year ended December 31, 1993 and 1994(1)
             5. Consolidated Statements of Changes in Stockholders' Equity of First Merchants for the year ended December 31, 1993 and 1994(1)
             6. Consolidated Balance Sheet of First Merchants as of June 30, 1995(2)
             7. Consolidated Statements of Income of First Merchants for the six months ended June 30, 1994 and 1995(2)
             8. Consolidated Statements of Changes in Stockholders' Equity of First Merchants for the six months ended June 30, 1994 and 1995(2)
             9. Consolidated Statements of Cash Flows of First Merchants for the six months ended June 30, 1994 and 1995(2)

      (1) Incorporated by reference herein from pages F-31 through F-54 of the Joint Proxy Statement/Prospectus (the "Joint Proxy
          Statement/Prospectus") filed by City Holding Company with the Commission on July 28, 1995, pursuant to Rule 424(b) in connection with City Holding Company's Registration Statement on Form S-4 (file no. 33-58647).

      (2) Incorporated by reference from First Merchants' Form 10-Q for the quarter ended June 30, 1995.

          b) Pro Forma Financial Information

             1. Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995.
             2. Pro Forma Condensed Consolidated Statement of Income for the years ended December 31, 1994 and 1993.
             3. Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1994 and 1995.



          c) Exhibits

             Number             Exhibits

             2.1 Agreement and Plan of Reorganization, dated as of March 14, 1995, among City Holding Company, First Merchants Bancorp, Inc. and Merchants National Bank (attached as Annex I to the Joint Proxy Statement/Prospectus and incorporated by reference herein).

            23.1                Consent of Ernst & Young LLP

                                INDEX TO FINANCIAL STATEMENTS


PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

1.    Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995.
2. Pro Forma Condensed Consolidated Statement of Income for the years ended December 31, 1994 and 1993.
3. Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1994 and 1995

CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
JUNE 30, 1995
(In thousands)

                                        City                                City Holding and
                                        Holding   Merchants                   Merchants
                                         as          as         Pro Forma      Pro Forma
                                        Reported   Reported    Adjustments      Combined
ASSETS
  Cash and due from banks             $ 23,652       $ 5,105                    $ 28,757
  Federal funds sold                         0           730                         730
  Interest bearing deposits with
    other banks                              0           619                         619
  Securities available for sale         71,217        11,133                      82,350
  Investment securities                114,543        28,788                     143,331
  Total loans                          555,905        58,002                     613,907
  Less: Allowance for loan loss         (6,034)         (476)                     (6,510)

     NET LOANS                         549,871        57,526                     607,397

  Loans held for sale                   77,198             0                      77,198
  Bank premises & equipment             18,771         3,778                      22,549
  Other assets                          18,291         3,155                      21,446
     TOTAL ASSETS                     $873,543      $110,834                    $984,377

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
  Deposits:
     Noninterest-bearing              $ 86,131      $ 13,854                    $ 99,985
     Interest-bearing                  585,663        81,973                     667,636

     TOTAL DEPOSITS                    671,794        95,827                     767,621

  Short-term borrowings                128,149         3,383                     131,532
  Long-term debt                         5,325             0                       5,325
  Other liabilities                      6,903         1,176                       8,079

     TOTAL LIABILITIES                 812,171       100,386                     912,557

SHAREHOLDERS' EQUITY
  Common stock                           9,451         1,152           986 (1)    11,589
  Capital surplus                       18,887           649          (986) (1)   18,550
  Net unrealized loss on securities
     available for sale                    131          (264)                       (133)
  Retained earnings                     32,956         8,911                      41,867
  Treasury stock                           (53)                                      (53)

     TOTAL SHAREHOLDERS' EQUITY         61,372        10,448              0       71,820
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                $873,543      $110,834     $        0     $984,377

(1)The shareholders' equity accounts are reclassified to reflect the issuance of 855,028 shares of City Holding stock at $2.50 par value.

CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1994
(IN THOUSANDS, EXCEPT PER SHARE)

                                                                         CITY HOLDING
                                                                         AND MERCHANTS
                                    CITY HOLDING        MERCHANTS         PRO FORMA
                                    AS REPORTED         AS REPORTED       COMBINED
Interest Income:
  Interest and fees on loans          $41,167             $4,900           $46,067
  Interest on investment securities
    Taxable                            12,071              1,826            13,897
    Tax-exempt                          1,176                761             2,477
  Other interest income                   194                127               321

  TOTAL INTEREST INCOME                55,148              7,614            62,762

Interest Expense:
  Interest on deposits                 20,110              2,768            22,878
  Short-term borrowings                 1,687                159             1,846
  Long-term debt                          445                  0               445

  TOTAL INTEREST EXPENSE               22,242              2,927            25,169

  NET INTEREST INCOME                  32,906              4,687            37,593

  Provision for possible loan losses      953                 87             1,040

  NET INTEREST INCOME AFTER
   PROVISION FOR POSSIBLE LOAN
   LOSSES                              31,953              4,600            36,553

Other income                            4,647                602             5,249

Other expense                          26,448              3,667            30,115

  INCOME BEFORE INCOME TAXES           10,152              1,535            11,687

Income taxes                            3,193                353             3,546

NET INCOME                           $  6,959            $ 1,182           $ 8,141

Net Income Per Share            (1)  $   1.85            $  2.05      (1)  $  1.76

AVERAGE SHARES OUTSTANDING              3,773                576             4,625

(1) City Holding Company and Pro Forma per share data have been restated to reflect a 10% stock dividend issued to shareholders in January 1995.

CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1993
(IN THOUSANDS, EXCEPT PER SHARE)


                                                                        CITY HOLDING
                                                                         AND MERCHANTS
                                    CITY HOLDING         MERCHANTS       PRO FORMA
                                    AS REPORTED         AS REPORTED       COMBINED
Interest Income:
  Interest and fees on loans          $33,251             $4,349           $37,600
  Interest on investment securities
    Taxable                            12,650              1,843            14,493
    Tax-exempt                          1,839                807             2,646
  Other interest income                   476                 86               562

  TOTAL INTEREST INCOME                48,216              7,085            55,301

Interest Expense:
  Interest on deposits                 18,849              2,664            21,513
  Short-term borrowings                   424                214               638
  Long-term debt                          274                  0               274

  TOTAL INTEREST EXPENSE               19,547              2,878            22,425

  NET INTEREST INCOME                  28,669              4,207            32,876

  Provision for possible loan losses    1,341                 93             1,434

  NET INTEREST INCOME AFTER
   PROVISION FOR POSSIBLE LOAN
   LOSSES                              27,328              4,114            31,442

Other income                            3,004                858             3,862

Other expense                          20,951              3,224            24,175

  INCOME BEFORE INCOME TAXES            9,381              1,748            11,129

Income taxes                            2,949                418             3,367

NET INCOME                           $  6,432            $ 1,330           $ 7,762

Net Income Per Share            (1)  $   1.71            $  2.31      (1)  $  1.68

AVERAGE SHARES OUTSTANDING              3,763                576             4,615

(1) City Holding Company and Pro Forma per share data have been restated to reflect a 10% stock dividend issued to shareholders in January 1995.

CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1995
(IN THOUSANDS, EXCEPT PER SHARE)

                                                                       CITY HOLDING
                                                                        AND MERCHANTS
                                    CITY HOLDING         MERCHANTS      PRO FORMA
                                    AS REPORTED         AS REPORTED      COMBINED
Interest Income:
  Interest and fees on loans          $25,003             $2,617           $27,620
  Interest on investment securities
    Taxable                             5,113              1,060             6,173
    Tax-exempt                            826                330             1,156
  Other interest income                    10                 55                65

  TOTAL INTEREST INCOME                30,952              4,062            35,014

Interest Expense:
  Interest on deposits                 11,245              1,508            12,753
  Short-term borrowings                 2,182                 83             2,265
  Long-term debt                          228                  0               228

  TOTAL INTEREST EXPENSE               13,655              1,591            15,246

  NET INTEREST INCOME                  17,297              2,471            19,768

  Provision for possible loan losses      373                 36               409

  NET INTEREST INCOME AFTER
   PROVISION FOR POSSIBLE LOAN
   LOSSES                              16,924              2,435            19,359

Other income                            2,626                295             2,921

Other expense                          14,340              1,904            16,244

  INCOME BEFORE INCOME TAXES            5,210                826             6,036

Income taxes                            1,656                215             1,871

NET INCOME                           $  3,554            $   611           $ 4,165

Net Income Per Share            (1)  $    .94            $  1.06       (1) $   .90

AVERAGE SHARES OUTSTANDING              3,778                576             4,630

(1) City Holding Company and Pro Forma per share data have been restated to reflect a 10% stock dividend issued to shareholders in January 1995.

CITY HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1994
(IN THOUSANDS, EXCEPT PER SHARE)

                                                                       CITY HOLDING
                                                                       AND MERCHANTS
                                    CITY HOLDING         MERCHANTS      PRO FORMA
                                    AS REPORTED         AS REPORTED      COMBINED
Interest Income:
  Interest and fees on loans            $18,804           $2,350          $21,154
  Interest on investment securities
    Taxable                               6,176              866            7,042
    Tax-exempt                              904              391            1,295
  Other interest income                     140               67              207

  TOTAL INTEREST INCOME                  26,024            3,674           29,698

Interest Expense:
  Interest on deposits                   9,822             1,359           11,181
  Short-term borrowings                    323                50              373
  Long-term debt                           209                 0              209

  TOTAL INTEREST EXPENSE                10,354             1,409           11,763

  NET INTEREST INCOME                   15,670             2,265           17,935

  Provision for possible loan losses       416                51              467

  NET INTEREST INCOME AFTER
   PROVISION FOR POSSIBLE LOAN
   LOSSES                               15,254             2,214           17,468

Other income                             1,859               271            2,130

Other expense                           12,274             1,838           14,112

  INCOME BEFORE INCOME TAXES             4,839               647            5,486

Income taxes                             1,537               141            1,678

NET INCOME                             $ 3,302            $  506          $ 3,808

Net Income Per Share            (1)    $   .88            $  .88      (1) $   .82

AVERAGE SHARES OUTSTANDING               3,769               576            4,621

(1) City Holding Company and Pro Forma per share data have been restated to reflect a 10% stock dividend issued to shareholders in January 1995.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CITY HOLDING COMPANY




Date:  September 13, 1995                  By: /s/Robert A. Henson
                                           Robert A. Henson
                                           Chief Financial Officer

                                 EXHIBIT INDEX

             Number             Exhibits

             2.1 Agreement and Plan of Reorganization, dated as of March 14, 1995, among City Holding Company, First Merchants Bancorp, Inc. and Merchants National Bank (attached as Annex I to the Joint Proxy Statement/Prospectus and incorporated by reference herein).

            23.1                Consent of Ernst & Young LLP